R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 Priority Technology Holdings, Inc. (Nasdaq: PRTH) Supplemental Slides: Q2 2025 Earnings Call August 2025

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 2 Disclaimer Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) 2025 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward- looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K filed with the SEC on March 6, 2025. These filings are available online at www.sec.gov or www.prioritycommerce.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non- GAAP financial measures used by other companies. Priority believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and the slides at the end of this presentation for a reconciliation of such non-GAAP financial measures to the most comparable GAAP numbers. Additionally, we present guidance for Adjusted EBITDA and Adjusted EBITDA as percentage of revenue, non-GAAP measures without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. See more information in Priority’s earnings press release. Adjusted Gross profit referred throughout this presentation is a non-GAAP measure calculated by subtracting Cost of services (excluding depreciation and amortization) from Revenue. Adjusted Gross profit margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted Gross Profit discussed above by Revenue. Adjusted EBITDA referred to throughout this presentation is a non-GAAP measure calculated as net income prior to interest expense, tax expense, depreciation and amortization expense, adjusted to add back certain non-cash charges and / or non-recurring charges deemed to not be part of normal operating expenses. Adjusted EBITDA margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted EBITDA discussed above by Revenue. See Appendix 1 – 2 of this presentation for a reconciliation of Adjusted Gross Profit to Gross Profit as per GAAP, a reconciliation of Adj. EBITDA to GAAP Income (loss) before Taxes and Priority’s earnings press release for more details.

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 $140 $168 $204 $107 2022 2023 2024 2025 $664 $756 $880 $464 2022 2023 2024 2025 3 Key 2nd Quarter 2025 Highlights Q2 2025 RESULTS REVISED 2025 GUIDE REFLECTS STRONG 2H Q2 2025 KEY METRICS TOTAL REVENUE (In Millions) ADJUSTED EBITDA1 (In Millions) $970 - $990 $222.5 - $227.5 2025 Guidance Range 2025 Guidance Range NET REVENUE +9% ADJ GROSS PROFIT1 +13% ADJ EBITDA1 +9% ADJ EPS $0.26 $1.4B Account Balances 1.6M Customer Accounts $140B Total Payments Volume 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details YTD Actual YTD Actual (+$0.15)

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 4 Q2 2025 Consolidated Results $81.7M $92.4M $51.6M $56.0M $219.9M $239.8M Q2 24 Q2 25 Q2 24 Q2 25 Q2 24 Q2 25Q2 24 Q2 25 9% 13% 9% Adjusted EBITDA1 increased 9% to $56.0 million Adj Gross Profit margin1 increased 135 basis points to 38.5% Adj Gross Profit1 increased 13% to $92.4 million Revenue increased 9% to $239.8 million 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details 135bp 37.2% 38.5%

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 5 YTD 2025 Consolidated Results $158.2M $179.7M $97.9M $107.3M $425.6M $464.4M 9% 14% 10% Adjusted EBITDA1 increased 10% to $107.3 million Adj Gross Profit margin1 increased 150 basis points to 38.7% Adj Gross Profit1 increased 14% to $179.7 million Revenue increased 9% to $464.4 million 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details 150bp 37.2% 38.7% YTD 24 YTD 25 YTD 24 YTD 25 YTD 24 YTD 25YTD 24 YTD 25

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 Accelerate Cash Flow Optimize Working Capital ▪ Priority Commerce Engine (PCE) is a unified platform that provides our customers a personalized financial toolset to accelerate cash flow and optimize working capital on a single platform to collect, store, lend, and send money combining merchant services, payables and banking & treasury solutions ▪ Built with vision: PCE is a native platform built to manage money movement in complex multi- party environments Priority Commerce: Powering an Ecosystem of Integrated Financial Solutions 6 A Proprietary API Suite that Enables Acquiring, Banking & Payables Solutions Banking & Treasury Passport automates reconciliation, streamlines financial operations & provides full transparency to your liquidity Merchant Services Full featured POS & merchant acquiring solutions that accelerate your cash flow to capture revenue opportunities for businesses Payables Optimize your working capital and earn cash back by leveraging our payables & financing solutions while automating reconciliation LendCollect Store We Provide Personalized Payments and Banking Solutions to: Send + Priority Commerce Engine

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 7 Priority Commerce Engine Acc el er at eC as h Fl ow Payment Orchestration Optim ize W orkingCapital Banking CoordinationDat a& Bu sin es s In sig ht s Payable Management (Credit, Debit, ACH, Check, Wire) (GLMapping,Recon,FIDC Pass-Through Insurance) (Card Issuing, AP Automation, ACH+) In te gr at ed Pa rt ne rs Consumer Finance Sports & Entertainment Payroll & Benefits Property Tech & Construction Others Consumers Small Businesses Property Managers Others Sports Franchises ✓ Monthly Platform SaaS Fees✓ Interchange on Card Volume ✓ Payment Processing Fees ✓ Float Income on Account Balances End Custom ers Revenue Streams

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 8 Second Quarter 2025 Financial Results

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 Adj. Gross Profit Contribution by Segment1,2Revenue Contribution by Segment1 9 1 Contribution percentages exclude intersegment eliminations 2 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Growth in Higher Margin Operating Segments SMB 38.3% Enterprise 53.8% B2B 7.9% SMB 67.8% Enterprise 21.9% B2B 10.4% SMB 92.4% Enterprise 4.3% B2B 3.3% SMB 81.6% Enterprise 12.2% B2B 6.2% FY 2021 Q2 2025FY 2021 Q2 2025 B2B and Enterprise segments represented ~62% of Adjusted Gross Profit in Q2 2025 and contributed to 135 bps of YoY expansion in Adjusted Gross Profit margins

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 10 SMB Highlights – Q2 2025 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Q2 2025 Segment Highlights ➔ Revenue growth of 5% with strong 9.5% growth in core partially offset by run-off of historical residual purchases and lower specialized acquiring revenue ➔ Total Card $ Volumes increased 2% to $18.7bn ➔ New monthly boards averaged 4.0K during quarter Revenue $163.2MM +5% YoY Adj. Gross Profit1 $35.4MM (1%) YoY | 21.7% Margin Adj. EBITDA1 $27.7MM (3%) YoY | 17.0% Margin

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 11 B2B Highlights – Q2 2025 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Q2 2025 Segment Highlights ➔ Revenue growth driven by 22% increase in Supplier-Funded revenues and 13% increase in Buyer-Funded revenues ➔ Adjusted Gross Profit growth of 31% driven by 365 bps of margin expansion ➔ Adjusted EBITDA growth of 146% driven by strong operating leverage Revenue $25.0MM +14% YoY Adj. Gross Profit1 $7.3MM +31% YoY | 29.1% Margin Adj. EBITDA1 $3.8MM +146% YoY | 15.1% Margin

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 12 Enterprise Highlights – Q2 2025 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Q2 2025 Segment Highlights ➔ CFTPay Avg Monthly New Enrollments of 58K increased 4% from 55K in Q2 2024 ➔ CFTPay Avg Number of Billed Clients increased 30% to 992K from 763K in Q2 2024 ➔ Growth in balances more than offset the impact of 100 bps of rate cuts ➔ 102 Integrated Partners at quarter-end (+3 from Q1 2025) Revenue $52.7MM +21% YoY Adj. Gross Profit1 $49.7MM +23% YoY | 94.4% Margin Adj. EBITDA1 $45.6MM +22% YoY | 86.5% Margin

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 13 Consolidated Operating Expenses – Q2 2025 Q2 2025 Segment Highlights ➔ Higher Salaries & Benefits driven by higher stock-based comp and increased headcount including related benefits expense ➔ Increase in SG&A expenses primarily driven by software (incl public cloud migration) combined with increased marketing, accounting and S-OX related expenses Salaries & Benefits $27.1MM +22% YoY SG&A $13.9MM +24% YoY Depreciation & Amortization $14.1MM (8%) YoY

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 14 Capital Structure & Liquidity Outstanding Debt Balance as of March 31, 2025 $935.5 (+/-) Net Revolver Borrowings -- (+/-) Net Term Loan Borrowings -- Balance as of June 30, 2025 $935.5 Net Leverage Calculation Total Debt Balance $935.5 ( - ) Unrestricted Cash Balance $50.6 Net Debt $884.9 LTM Adj. EBITDA (Q2 2025)1 $213.7 Net Leverage Ratio 4.1x 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details New Senior Credit Facilities  Lowered interest rate on the Term Loan by 100 bps to SOFR + 375 bps  Improves annualized free cash flow by over $7 million with lower interest expense  Extends debt maturity profile by 1 additional year (2032 maturity of term loan)  Increased revolver capacity to $100 million, further enhancing liquidity by $30 million On July 31, 2025, Priority closed on $1.1 billion of new Senior Credit Facilities including a $100 million 5-year Revolver and a $1.0 billion 7-year Term Loan

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 15 Revised 2025 Financial Guidance 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Total Revenue Adj. Gross Profit1 Adj. EBITDA1 Narrowing 2025 guidance range as we anticipate acceleration of organic growth in 2H 2025 based on timing of sales pipeline, impact of year over year comparatives, and moderating headwinds in certain areas in 1H 2025 that offset strong growth in core operating performance $970 – $990MM (10.0%-12.5% Growth) $365 – $380MM $222.5 – $227.5MM

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 16 Appendix

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 SMB B2B Enterprise Eliminations Total SMB B2B Enterprise Eliminations Total Revenues $ 163.2 $ 25.0 $ 52.7 $ (1.1) $ 239.8 $ 155.1 $ 21.9 $ 43.7 $ (0.8) $ 219.9 Cost of Revenue (excluding depreciation and amortization) (127.8) (17.8) (2.9) 1.1 (147.4) (119.5) (16.3) (3.1) 0.8 (138.1) Adjusted Gross Profit 35.4 7.3 49.7 (0.0) 92.4 35.6 5.6 40.6 (0.0) 81.7 Adjusted Gross Profit Margin 21.7% 29.1% 94.4% 38.5% 23.0% 25.4% 92.9% 37.2% Depreciation and amortiztion of revenue generating assets (2.0) (0.7) (2.2) -- (4.9) (1.8) (0.7) (1.4) -- (3.9) Gross profit $ 33.4 $ 6.6 $ 47.5 $ (0.0) $ 87.5 $ 33.8 $ 4.9 $ 39.1 $ (0.0) $ 77.8 Gross profit margin 20.5% 26.3% 90.3% 36.5% 21.8% 22.3% 89.6% 35.4% SMB B2B Enterprise Eliminations Total SMB B2B Enterprise Eliminations Total Revenues $ 314.9 $ 49.0 $ 102.7 $ (2.2) $ 464.4 $ 299.1 $ 43.2 $ 84.7 $ (1.4) $ 425.6 Cost of Revenue (excluding depreciation and amortization) (246.4) (34.4) (6.2) 2.2 (284.8) (231.6) (31.5) (5.8) 1.4 (267.4) Adjusted Gross Profit 68.5 14.6 96.6 (0.0) 179.7 67.5 11.8 78.9 (0.0) 158.2 Adjusted Gross Profit Margin 21.8% 29.8% 94.0% 38.7% 22.6% 27.2% 93.2% 37.2% Depreciation and amortiztion of revenue generating assets (4.0) (1.4) (4.2) -- (9.6) (3.6) (1.5) (2.8) -- (7.8) Gross profit $ 64.5 $ 13.2 $ 92.4 $ (0.0) $ 170.1 $ 63.9 $ 10.3 $ 76.1 $ (0.0) $ 150.3 Gross profit margin 20.5% 26.9% 89.9% 36.6% 21.4% 23.8% 89.9% 35.3% Six Months Ended June 30, 2025 Six Months Ended June 30, 2024 (in Millions) (in Millions) Three Months Ended June 30, 2025 Three Months Ended June 30, 2024 (in Millions) (in Millions) 17 The reconciliation of adjusted gross profit to its most comparable GAAP measure is provided below: Appendix 1 – Adjusted Gross Profit1 Reconciliation Note: Certain dollar amounts may not add mathematically due to rounding 1Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 18 The reconciliation of adjusted EBITDA to its most comparable GAAP measure is provided below: Appendix 2 – Adjusted EBITDA1 Reconciliation Note: Certain dollar amounts may not add mathematically due to rounding 1Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details. (in Millions) (in Millions) Three Months Ended June 30, 2025 Three Months Ended June 30, 2024 SMB B2B Enterprise Corporate Total SMB B2B Enterprise Corporate Total Adjusted EBITDA 27.7$ 3.8$ 45.6$ (21.0)$ 56.0$ 28.6$ 1.5$ 37.2$ (15.8)$ 51.6$ Adjusted EBITDA Margin 17.0% 15.1% 86.5% 23.4% 18.4% 7.0% 85.3% 23.4% Interest Expense -- (0.8) (0.2) (22.0) (23.1) -- (1.2) -- (20.5) (21.7) Depreciation and Amortization (6.6) (1.3) (4.9) (1.3) (14.1) (8.5) (1.3) (4.1) (1.4) (15.2) Debt Modification and Extinguishment Expenses -- -- -- -- -- -- -- -- (8.6) (8.6) Selling, General and Administrative (Non-Recurring) -- -- -- (0.4) (0.4) -- -- -- (0.6) (0.6) Non-Cash Stock Based Compensation 0.0 (0.1) (0.0) (3.1) (3.2) (0.0) (0.1) (0.0) (1.7) (1.8) Income (Loss) Before Taxes 21.1$ 1.6$ 40.3$ (47.8)$ 15.3$ 20.1$ (1.1)$ 33.1$ (48.6)$ 3.5$ Income (Loss) Before Taxes % of Revenue 12.9% 6.5% 76.6% 6.4% 12.9% (4.9%) 75.9% 1.6% (in Millions) (in Millions) Six Months Ended June 30, 2025 Six Months Ended June 30, 2024 SMB B2B Enterprise Corporate Total SMB B2B Enterprise Corporate Total Adjusted EBITDA 53.5$ 7.3$ 88.0$ (41.4)$ 107.3$ 53.6$ 3.3$ 72.0$ (31.0)$ 97.9$ Adjusted EBITDA Margin 17.0% 14.9% 85.6% 23.1% 17.9% 7.6% 85.0% 23.0% Interest Expense -- (1.8) (0.2) (44.2) (46.2) -- (2.2) -- (40.4) (42.6) Depreciation and Amortization (13.3) (2.5) (9.6) (2.5) (27.9) (17.1) (2.7) (8.1) (2.5) (30.5) Debt Modification and Extinguishment Expenses -- -- -- (0.0) (0.0) -- -- -- (8.6) (8.6) Selling, General and Administrative (Non-Recurring) -- -- -- (2.6) (2.6) -- -- -- (1.4) (1.4) Non-Cash Stock Based Compensation 0.0 (0.2) (0.1) (4.6) (4.8) (0.0) (0.2) (0.1) (3.2) (3.5) Income (Loss) Before Taxes 40.2$ 2.8$ 78.1$ (95.3)$ 25.8$ 36.5$ (1.9)$ 63.8$ (87.1)$ 11.3$ Income (Loss) Before Taxes % of Revenue 12.8% 5.7% 76.0% 5.6% 12.2% (4.4%) 75.3% 2.7%

R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 19